                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              ARGONAUT GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           (ARGONAUNT GROUP INC LOGO)



                         10101 REUNION PLACE, SUITE 500
                            SAN ANTONIO, TEXAS 78216

                                ----------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2003

The annual meeting of stockholders (the "Annual Meeting") of Argonaut Group, Inc. ("Argonaut Group" or the "Company") will be held on Wednesday, May 14, 2003 at 10:30 a.m. at Hotel Valencia Riverwalk San Antonio, 150 East Houston Street, San Antonio, Texas 78205.


    The  Annual Meeting is called for the following purposes:

    1.   To elect directors.

    2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 11, 2003 as the record date for determining those stockholders who will be entitled to vote at the Annual Meeting. A list of such stockholders will be open to examination by any stockholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting during ordinary business hours at the Argonaut Group, Inc., Corporate Offices, 10101 Reunion Place, Suite 500, San Antonio, Texas 78216.

    The vote of each stockholder is important. I urge you to sign, date and return the enclosed proxy card as promptly as possible. In this way, you can be sure your shares will be voted at the Annual Meeting.

                                             By Order of the Board of Directors


                                             Byron L. LeFlore, Jr.
                                             Secretary

April 16, 2003

REGARDLESS OF WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

                           (ARGONAUT GROUP, INC. LOGO)


                               CORPORATE OFFICES:
                         10101 REUNION PLACE, SUITE 500
                            SAN ANTONIO, TEXAS 78216

                                ----------------




                                 PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation by Argonaut Group, Inc. ("Argonaut Group" or the "Company") of the enclosed proxy to vote shares of the Company's common stock (the "Common Stock") or Series A Mandatory Convertible Preferred Stock ("Preferred Stock") at the annual meeting of stockholders (the "Annual Meeting") to be held on Wednesday, May 14, 2003, at 10:30 a.m. at Hotel Valencia Riverwalk San Antonio, 150 East Houston Street, San Antonio, Texas 78205 and at any postponements or adjournments thereof. Matters to be voted upon at the meeting include the election of directors, as well as such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    Shares represented by duly executed proxies in the accompanying form received before the Annual Meeting will be voted at the Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who expresses a desire to vote in person. If a stockholder specifies a choice on any matter to be acted upon by means of the ballot provided in the accompanying proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of election of the nominees specified herein.

    The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by directors, officers and regular employees of the Company and its subsidiaries. The Company has retained the services of W.
F. Doring & Co. to aid in the solicitation of proxies. Fees and expenses to be incurred by the Company in this connection are estimated not to exceed $10,000. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation materials. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about April 18, 2003.


                                VOTING SECURITIES

SECURITIES OUTSTANDING

    April 11, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. On that date there were 21,604,351 shares of the Common Stock and 2,453,310 shares of Preferred Stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock (including Preferred Stock entitled to vote on an as-if-converted basis) as of April 11, 2003 of each person known to the Company to beneficially own more than 5 percent of the Common Stock (including Preferred Stock entitled to vote on an as-if-converted basis).

                                                             COMMON STOCK
                                                -----------------------------------

                                                    NUMBER OF
                                                SHARES BENEFICIALLY      PERCENT OF
     NAME AND ADDRESS OF BENEFICIAL OWNER           OWNED(1)               CLASS(1)
     ------------------------------------       -------------------     -----------
Singleton Group LLC                               4,663,056(2)               19.0%
  335 Maple Drive, Suite 177
  Beverly Hills, CA 90210

Mario J. Gabelli                                  1,623,547(3)                6.6%
  One Corporate Center
  Rye, NY 10580-1435


Royce & Associates, LLC                           1,669,600                   6.8%
  1414 Avenue of the Americas
  New York, NY 10019

Dimensional Fund Advisors Inc.                    1,246,435(4)                5.1%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

HCC Insurance Holdings, Inc.                      2,453,310(5)                9.9%
  13403 Northwest Freeway
  Houston, TX 77040-6094

(1) The information in this table is based on information supplied by principal stockholders of Argonaut Group and on any Schedules 13D, 13F-HR or 13G filed with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days, including under stock options that were exercisable on April 11, 2003 or that become exercisable within 60 days after April 11, 2003. Also, the percentages calculated above are based upon issued and outstanding shares as of April 11, 2003, plus an additional 500,000 shares of Preferred Stock (as defined hereinafter) which have been subscribed and which were funded by April 16, 2003. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) The Singleton Group LLC (the "LLC"), a limited liability company formed under the laws of Delaware, is engaged in investing and holding domestic and foreign equity securities, government securities and related instruments. The LLC and William W. Singleton and Donald E. Rugg, as managers of the LLC, share voting power with respect to 4,663,056 shares of Argonaut Group, Inc. Common Stock.

(3) Mr. Mario Gabelli is the Chief Executive Officer and Chief Investment Officer of Gabelli Group Capital Partners, Inc., Gabelli Asset Management, Inc., and GAMCO Investors, Inc., and is a director/trustee of all registered investment companies advised by Gabelli Funds, LLC. Mario Gabelli may be deemed to be the beneficial owner of 1,623,547 shares of Common Stock held by the following entities: 308,000 shares, Gabelli Funds, LLC; 1,277,247 shares, GAMCO Investors, Inc.; 11,000 shares, Gabelli Associates Limited; 300 shares, Gabelli Funds, LDC; and, 27,000 shares Gabelli Foundation, Inc. (collectively, the "Reporting Persons"). Each of these Reporting Persons has sole voting and dispositive powers either for its own benefit or the benefit of its investment clients or its partners, as the case may be, except that (i) Gabelli Funds, LLC has sole dispositive power and voting power so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each fund for which it provides discretionary managed account services shall respectively vote that fund's shares, (ii) at any time, the Proxy Voting Committee of each such fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations and (iii) the power of Mario Gabelli is indirect with respect to securities of the Company beneficially owned directly by other Reporting Persons.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts (these investment companies and investment vehicles are the "Funds"). In its role as investment advisor and investment manager, Dimensional possessed both investment and voting power over 1,246,435 shares of Argonaut Group stock and may be deemed to be the beneficial owner of the shares held by the Funds. However, the Funds own all securities reported in this schedule, and Dimensional disclaims beneficial ownership of such securities.

(5) HCC Insurance Holdings, Inc. ("HCC") is an international insurance holding company. HCC is the beneficial owner of 2,453,310 shares of Series A Mandatory Convertible Preferred Stock of the Company ("Preferred Stock"). The Preferred Stock is convertible on a 1-for-1 basis for the Company's Common Stock. The Preferred Stock votes on an as-if-converted basis. If not previously converted, the Preferred Stock will mandatorily convert on the 10th anniversary of its issuance. The Preferred Stock beneficially owned by HCC is owned by the following direct or indirect wholly-owned subsidiaries of HCC: 1,166,667 shares, Houston Casualty Company; 416,667 shares, U.S. Specialty Insurance Company; 286,643 shares, HCC Life Insurance Company; and, 583,333 shares, Avemco Insurance Company.

       The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 11, 2003 of (i) each director or director nominee of the Company; (ii) each executive officer of the Company; and (iii) all directors, director nominees and executive officers of the Company as a group:



                                                      NUMBER OF SHARES      PERCENT OF
        NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)     CLASS(1)
        ------------------------                    ---------------------   ----------
Gary V. Woods                                           10,000    (2)           *
Michael T. Gray                                         11,000    (2)           *
Jerrold V. Jerome                                       41,094    (2)           *
Judith R. Nelson                                        10,000    (2)           *
John R. Power, Jr.                                       9,000    (2)           *
George A. Roberts                                      250,065    (2)         1.0%
Fayez S. Sarofim                                     1,181,205   (2)(3)       4.8%
Mark E. Watson, III                                    290,502    (4)         1.2%
Barbara C. Bufkin                                          970                  *
Mark W. Haushill                                        16,608    (5)           *
Byron L. LeFlore, Jr.                                   13,813    (6)           *
James M. Richter                                        12,665    (7)           *
Charles W. Weaver                                          330                  *
All directors, director nominees and
executive officers as a group (13 persons)           1,847,252   (1)(8)       7.5%

*  Less than 1 percent of the outstanding Common Stock.

(1) The information in this table is based on information supplied by directors, director nominees and executive officers of the Company on Form 3, 4 or 5 and on any Schedule 13G filed with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days, including under stock options that were exercisable on April 11, 2003 or that become exercisable within 60 days after April 11, 2003. Also, the percentages calculated above are based upon issued and outstanding shares as of April 11, 2003, plus an additional 500,000 shares of Preferred Stock which have been subscribed and which were funded by April 16, 2003. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 9,000 shares which the director has (or will have) the right to acquire within 60 days after April 11, 2003 through the exercise of options.

(3) Mr. Sarofim may be deemed to be the beneficial owner of 1,172,205 shares of Common Stock. Of those shares, Mr. Sarofim has sole voting and dispositive power with respect to 648,776 shares. Mr. Sarofim is Chairman of the Board and President, a director and owner of a majority of the outstanding capital stock of Fayez Sarofim & Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. 110,041 shares of Company stock is held in investment advisory accounts managed by Fayez Sarofim & Company for numerous clients. 1,923 shares are held in investment advisory accounts managed in Sarofim Trust Co., a wholly owned subsidiary of Fayez Sarofim & Co., for various clients. Fayez Sarofim & Co. and Sarofim Trust Co. have the power to dispose or to direct the disposition of such shares and may be deemed the beneficial owner of such shares; however, such shares are held of record by the respective clients or by trustees or custodians for such clients. 409,506 shares are owned directly by Sarofim International Management Company, a wholly owned subsidiary of Fayez Sarofim & Co. for its own account. 1,959 shares are held in trusts to which Mr. Sarofim is a trustee and in which Mr. Sarofim does not have a beneficial interest. Mr. Sarofim shares voting and dispositive control over the shares with the other trustees of such trusts.

(4) Includes 275,000 shares which Mr. Watson has the right to acquire within 60 days after April 11, 2003 through the exercise of options.

(5) Includes 15,000 shares which Mr. Haushill has the right to acquire within 60 days after April 11, 2003 through the exercise of options.

(6) Includes 10,000 shares which Mr. LeFlore has the right to acquire within 60 days after April 11, 2003 through the exercise of options.

(7) Includes 12,500 shares which Mr. Richter has the right to acquire within 60 days after April 11, 2003 through the exercise of options.

(8) Includes an aggregate of 375,500 shares which the officers and directors have the right to acquire within 60 days of April 11, 2003 through the exercise of options.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

    Eight directors are to be elected at the Annual Meeting to serve for a term of one year or until the election and qualification of their successors. Duly executed proxies will be voted in favor of electing the eight nominees named below as directors of Argonaut Group unless authority to so vote is withheld. Each nominee is currently a director. Proxies will be voted for substitute nominees in the event that any of the present nominees is unwilling or unable to serve. Argonaut Group is not presently aware of the unwillingness or inability of any nominee to serve. The eight nominees receiving the greatest number of votes cast will be elected directors.

    The table set forth below lists the name and age of each of the nominees for election as director, and the positions and offices that each such person currently holds with the Company.


    NAME                            POSITIONS AND OFFICES WITH COMPANY                      AGE
    ----                            ----------------------------------                      ---
Gary V. Woods                  Chairman of the Board(1)(3)(4)                               59
Hector De Leon                 Director(4)                                                  56
Jerrold V. Jerome              Director(1)(2)(3)                                            73
Judith R. Nelson               Director(2)(4)                                               62
John R. Power, Jr.             Director(2)(4)                                               47
George A. Roberts              Director(3)(4)                                               84
Fayez S. Sarofim               Director                                                     77
Mark E. Watson III             President, Chief Executive Officer and Director(1)(3)        38


(1)    Member of the Executive Committee of the Board of Directors.

(2)    Member of the Audit Committee of the Board of Directors.

(3)    Member of the Investment Committee of the Board of Directors.

(4)    Member of the Compensation Committee of the Board of Directors.

REQUIRED VOTE

    Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Since there is no particular percentage of either the outstanding shares or the shares represented at the Annual Meeting required to elect a director, abstentions and broker non-votes will have the same effect as the failure of shares to be represented at the Annual Meeting, except that the shares subject to such abstentions or non-votes will be counted for purposes of determining whether there is a quorum for taking stockholder action. Holders of Common Stock do not have cumulative voting rights in the election of directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS AND, UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR SUCH NOMINEES AS DIRECTORS.

BUSINESS EXPERIENCE OF NOMINEES

    Gary V. Woods has been a director of the Company since March 2000 and Chairman of the Board of Directors since April of 2001. He has been President of McCombs Enterprises for more than the last five years. Mr. Woods currently serves on the Boards of Ilex Oncology, Inc. and the Cancer Therapy and Research Center, each based in San Antonio, Texas.

    Hector De Leon was appointed to the Board in February 2003. He is the managing partner of De Leon, Boggins & Icenogle, P.C., a law firm in Austin, Texas, which he founded in 1977. Prior to 1977, Mr. De Leon was General Counsel of the Texas State Insurance Board and previously served as a director of Titan Holdings, Inc., a publicly traded property and casualty insurance company based in San Antonio.

    Jerrold V. Jerome, a retired executive, has been a director of the Company since October 1998 and was Chairman of the Board of Directors from April 2000 to April 2001. He was Chairman of the Board of Directors of Unitrin, Inc. from February 1994 to December 1998 and remains a director of Unitrin, Inc.

    Judith R. Nelson has been a director of the Company since January 2000. She is a retired executive. Ms. Nelson was employed at Teledyne, Inc. until l997 where she held the position of General Counsel and Corporate Secretary.

    John R. Power, Jr. has been a director of the Company since January 2000. He currently is President of the Patrician Group, a private investment firm located in Lisle, Illinois. Mr. Power currently serves as a board member of Case Corporation's financial subsidiary.

    George A. Roberts, a retired executive, has been a director of the Company since 1986 and was Chairman of the Board of Directors of the Company from December 1998 to April 2000. He is currently a director of the Internet Law Library.

     Fayez S. Sarofim has been a director of the Company since 1986. He has been the Chairman of the Board and President of Fayez Sarofim & Co., a registered investment advisor, for more than the last five years. He is currently a director of Kinder Morgan Inc. and Unitrin, Inc.

    Mark E. Watson III has been a director of the Company since June 1999 and the Company's President and Chief Executive Officer since January 2000. Mr. Watson joined the Company as Vice President in September 1999. He is a principal of Aquila Capital Partners, a San Antonio, Texas-based investment firm, and served from 1992 to 1998 as a director and Executive Vice President, General Counsel and Secretary of Titan Holdings, Inc., a property and casualty insurance company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    During 2002, the standing Committees of the Board of Directors were the Executive Committee, the Audit Committee, the Investment Committee and the Compensation Committee. The Executive Committee consists of Messrs. Woods, Jerome and Watson. Except for certain powers which, under Delaware law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Audit Committee consists of Ms. Nelson and Messrs. Jerome and Power. Ms. Nelson and Messrs. Jerome and Power are each an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates pursuant to a written charter and is responsible for monitoring and overseeing the Company's internal auditing procedures and internal controls, as well as the independent audit of the Company's consolidated financial statements by the Company's independent auditors, Ernst & Young, LLP ("E&Y"). The Audit Committee also reviews audit and non-audit fees paid to E&Y. The Investment Committee consists of Messrs. Woods, Jerome, Roberts and Watson. The Investment Committee sets the Company's investment policy. All investment transactions are ratified by the full Board of Directors. The Compensation Committee consists of Messrs. De Leon, Power, Roberts, Woods and Ms. Nelson. The Compensation Committee determines, approves and reports to the Board of Directors on the annual compensation of the executive officers. The full Board of Directors approves all actions related to the Company's Stock Incentive Plan.

    Between January 1, 2002 and December 31, 2002 the Board of Directors met 7 times, the Executive Committee did not meet, the Audit Committee met 5 times, the Compensation Committee met 4 times and the Investment Committee met 4 times. During that time, all directors, except Mr. Sarofim, attended 75 percent or more of the meetings of the Board of Directors and Committees of the Board on which they serve.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company or its subsidiaries receive a retainer of $30,000 per year paid quarterly. In addition, the Chairmen of the Executive, Audit and Compensation Committees receive a retainer of $20,000 per year paid quarterly. Other non-employee members of the Executive and Audit Committees receive a retainer of $8,000 per year paid quarterly and non-employee members of the Compensation Committee receive $1,500 for attendance at each meeting of that committee. All non-employee directors receive an additional $1,500 for attendance at each meeting of the Board of Directors. Directors who are not employees receive a yearly stock option grant to purchase 3,000 shares of Common Stock, pursuant to a plan and resolution approved by the stockholders in 1999.

                               EXECUTIVE OFFICERS

    The following table sets forth, for each executive officer of the Company, such person's name, age and position with the Company and its principal subsidiaries. Each such executive officer serves at the pleasure of the Board of Directors.


     NAME                           POSITION                                            AGE
     ----                           --------                                            ---
Mark E. Watson III         President and Chief Executive Officer                        38
Barbara C. Bufkin          Vice President, Corporate Business Development               47
Mark W. Haushill           Vice President, Treasurer and Chief Financial Officer        41
Byron L. LeFlore, Jr.      Vice President, Secretary and General Counsel                39
James M. Richter           Vice President, Human Resources                              50
Charles W. Weaver          Vice President, Corporate Claims                             61

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

    Mark E. Watson, III has been President and Chief Executive Officer of Argonaut Group since January 2000. See "Election of Directors--Business Experience of Nominees" above for a description of Mr. Watson's business experience.

    Barbara C. Bufkin joined Argonaut Group as Vice President of Corporate Business Development in September 2002. Prior to joining Argonaut, Ms. Bufkin, a 22-year veteran of the insurance industry, served as Director of Swiss Re New Markets and Chairman, President and Chief Executive Officer of Swiss Re subsidiary, Facility Insurance Corporation (FIC) and Facility Insurance Holding Corporation (FIHC).

    Mark W. Haushill joined Argonaut Group in December 2000 and was appointed Vice President, Treasurer and Chief Financial Officer in January 2001. He served as Secretary from January 2001 to May 2001. Prior to joining Argonaut Group, Mr. Haushill assisted in the management of the Treasury/Capital Management operations of United Services Automobile Association (USAA) from June 1998 to December 2000. Previous to USAA, Mr. Haushill was the Vice President and Controller of Titan Holdings, Inc.

    Byron L. LeFlore, Jr. joined Argonaut Group in April 2001 and was appointed Vice President, Secretary and General Counsel in July 2001. Prior to joining Argonaut Group, Mr. LeFlore was a partner in the national law firm of Arter & Hadden where he practiced corporate law and business litigation and served as outside counsel for public and private concerns. He is a member of the State Bar of Texas and admitted to practice before state and federal courts in Texas.

    James M. Richter joined Argonaut Group in June 2001 as Vice President of Human Resources. Prior to joining Argonaut Group, Mr. Richter served as Vice President, Human Resources for PG&E's National Energy Group from July 1997 to March 2001. Prior to PG&E, he was Vice President of Human Resources for commercial business operations at Utilicorp United, Inc.

    Charles W. Weaver joined Argonaut Group in February, 2002 as Vice President, Claims. Having spent over 30 years in the commercial insurance industry, Mr. Weaver has extensive experience in branch, regional and home office claims management. Most recently, he was Vice President and Chief Claims Technical Officer for Reliance Insurance Company.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation paid during each of the years ended December 31, 2002, 2001 and 2000 to the Company's Chief Executive Officer and each Argonaut Group executive officer whose salary plus bonus exceeded $100,000 during the year ended December 31, 2002 (the "named executive officers").



                                                                                           LONG TERM                 ALL OTHER
                                                         ANNUAL COMPENSATION (1)      COMPENSATION AWARDS          COMPENSATION
                                                         -----------------------     -----------------------       ------------
                                                                                     RESTRICTED   SECURITIES
                                                                                       STOCK($)   UNDERLYING
    NAME AND PRINCIPAL POSITION                YEAR     SALARY($)    BONUS($)            (2)      OPTIONS(#)           ($)(3)
    ---------------------------                ----     ---------    ----------      ----------   ----------           ------
Mark E. Watson III                             2002      436,667             --              --      100,000            8,336
  President and Chief Executive Officer        2001      394,572        100,000         672,400       50,000            3,825
                                               2000      360,000         50,000              --      350,000            3,825

Byron L. LeFlore, Jr                           2002      180,000             --                       30,000              216
  Vice President, Secretary and                2001      106,368         75,000              --       20,000               --
  General Counsel                              2000           --             --              --           --               --

Mark W. Haushill                               2002      165,000             --              --       20,000            4,831
  Vice President, Treasurer and CFO            2001      154,689         65,000          58,835       10,000            3,375
                                               2000        9,711                             --       25,000               --

James M. Richter                               2002      166,000             --              --       20,000            4,575
  Vice President, Human Resources              2001       93,684          30000              --       25,000            1,800
                                               2000

Charles W. Weaver (2)(4)                       2002      165,468             --          29,250       20,000            4,261
  Vice President - Claims                      2001
                                               2000


(1) Amounts include cash compensation earned by the named executive officers, including amounts deferred under the Company's 401(k) Retirement Savings Plan.

(2) Mr. Weaver was awarded 500 shares of Common Stock in the form of restricted stock in February 2002. The closing price for the Company's stock on the date of grant was $19.50. The shares vest in three equal annual installments beginning on the first anniversary of the date of the grant. In addition, according to the terms of the plan, one third of the shares granted to Mr. Watson and Mr. Haushill in 2001 vested in 2002.

(3) Amounts shown in the Other Compensation column are as follows:

                                                      IMPUTED VALUE OF
                               401(k) PLAN MATCH          TERM LIFE     STOCK PURCHASE MATCH
                               -----------------      ----------------  --------------------
Mark E. Watson, III                          4,250            627               3,459
Byron L. LeFlore, Jr                                          216
Mark. W. Haushill                            3,713            216                 902
James M. Richter                             3,735            358                 482
Charles W. Weaver                            3,034          1,227

(4) Mr. Weaver began employment with the Company as a Vice President in February of 2002.

q


OPTION GRANTS

     The following table sets forth certain information with respect to individual grants of stock options to the named executive officers during the year ended December 31, 2002.



                                       OPTION GRANTS IN LAST FISCAL YEAR
                                     NUMBER OF
                                     SECURITIES         PERCENT OF
                                     UNDERLYING        TOTAL OPTIONS          EXERCISE
                                      OPTIONS            GRANTED TO            OR BASE                             GRANT DATE
                                      GRANTED            EMPLOYEES              PRICE           EXPIRATION           PRESENT
             NAME                    (#) (1)          IN FISCAL YEAR       ($/SHARE)(2)           DATE             VALUE($)(3)
             ----                    -----------      --------------       -------------        -----------        ------------
Mark E. Watson III                      100,000           13.9%                22.92             8/6/2013            157,491
Barbara C. Bufkin                        40,000            5.6%                17.58             9/3/2013             41,846
Mark W. Haushill                         20,000            2.8%                22.92             8/6/2013             31,498
Byron L. LeFlore, Jr.                    30,000            4.2%                22.92             8/6/2013             47,247
James M. Richter                         20,000            2.8%                22.92             8/6/2013             31,498
Charles W. Weaver                        20,000            2.8%                19.50             2/1/2013             25,706

(1) The options granted become exercisable or vest in annual installments of 25 percent beginning on the first anniversary of the date of grant.

(2) The exercise price is payable in cash or by delivery of already owned shares of the Common Stock with a market value equal to the exercise price.

(3) Calculated using the Black-Scholes option pricing model with the following assumptions: expected volatility (33.10 percent (Feb, Aug & Sept), the month-end share closing prices and dividends paid for the four years ending the month prior to the respective grant date), risk-free rate of return (4.67 percent (Feb), 3.67 percent (Aug), and 3.06% (Sept) based on the U.S. Treasury Strip Rate as of the grant date at or as close to the expiration date as possible), dividend yield (3.19 percent (Feb, Aug & Sept) the total dividends paid during the twelve months prior to each grant date ($1.38 per share (Feb), $.86 per share (Aug) and $.60 per share (Sept))). Use of the Black-Scholes model should not be viewed as a forecast of the future performance of the Common Stock. Such performance will be determined by future events and unknown factors.

OPTION EXERCISES AND YEAR-END VALUES

    The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 2002 by the named executive officers and the value of unexercised options held by the named executive officers as of December 31, 2002.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES


                                 SHARES                                                               VALUE OF UNEXERCISED
                                ACQUIRED        VALUE            NUMBER OF UNEXERCISED               IN-THE-MONEY OPTIONS AT
                              ON EXERCISE      REALIZED       OPTIONS AT FISCAL YEAR-END(#)          FISCAL YEAR-END($)(1)
                              -----------      --------     ----------------------------------    -------------------------------
                 NAME              (#)            ($)       EXERCISABLE          UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
                 ----         -----------      --------     -----------          -------------    -----------       -------------
Mark E. Watson III                 0               0           187,500                312,500             0                   0
Barbara C. Bufkin                  0               0                 0                 40,000             0                   0
Mark W. Haushill                   0               0            15,000                 40,000             0                   0
Byron  L. LeFlore, Jr.             0               0             5,000                 40,000             0                   0
James M. Richter                   0               0             6,250                 38,750             0                   0
Charles W. Weaver                  0               0                 0                 20,000             0                   0

(1)         Calculated using the year end per share price of $14.75.

PENSION PLAN

     Employees of Argonaut Group and adopting subsidiaries are provided retirement benefits under the Argonaut Group, Inc. Retirement Plan (the "Pension Plan"), a defined benefit retirement plan. The Pension Plan benefit after 30 years of participation is equal to 40% of an individual's average total annual cash compensation over the sixty consecutive months of the highest cash compensation during the one hundred twenty months preceding termination of employment. The benefit is prorated for less than 30 years of participation in the Pension Plan.

     Benefits are payable to unmarried individuals in the form of a single life annuity unless the employee elects another form of benefit. Benefits are payable to married individuals in the form of a joint and 50% survivor annuity unless another form of benefit is elected. For retirement prior to age 65, benefits are reduced on an actuarial basis according to age. Annual Plan benefits at age 65 are illustrated as follows:

                               PENSION PLAN TABLE

                                             YEARS OF SERVICE
 AVERAGE ANNUAL                                                              30 OR
CASH COMPENSATION         15                20                25              MORE
-----------------     --------          --------          --------      ----------------
    $125,000          $ 25,000          $ 33,333          $ 41,667          $ 50,000
     150,000            30,000            40,000            50,000            60,000
     175,000            35,000            46,667            58,333            70,000
     200,000            40,000            53,333            66,667            80,000
     225,000            45,000            60,000            75,000            90,000
     250,000            50,000            66,667            83,333           100,000
     300,000            60,000            80,000           100,000           120,000
     400,000            80,000           106,667           133,333           160,000
     450,000            90,000           120,000           150,000           180,000
     500,000           100,000           133,333           166,667           200,000
     625,000           125,000           166,667           208,333           250,000


    Section 415 of the Internal Revenue Code ("Code") limits the amount of benefits payable under tax-qualified retirement plans such as the Pension Plan. For calendar year 2002, the limit was $160,000. In addition, the Code imposes an annual limit upon the amount of compensation which may be included in the calculation of a benefit from a tax-qualified plan. In 2002, the maximum includable compensation was $200,000. These limits are adjusted periodically for increases in the cost of living. The benefits listed in the Pension Plan Table are not subject to any deduction for Social Security or other offset amounts. The Company has adopted the Argonaut Group, Inc. Pension Equalization Plan ("Pension Equalization Plan") to restore retirement benefits which would be payable under the Pension Plan (set forth in the preceding table) but for the limits imposed by the Code. An employee's benefit under the Pension Equalization Plan will be the difference between the amount calculated under the Pension Plan without limitation and the amount calculated under the Pension Plan with limitation. If an employee's participation in the Pension Plan includes participation in the Teledyne Plan and that employee will receive a benefit from both the Pension Equalization Plan and the Teledyne Pension Equalization Plan, the benefit calculated under the Pension Equalization Plan will be reduced by the benefit payable under the Teledyne Pension Equalization Plan.

    The number of years of service credited toward the determination of benefits under the Pension Plan and Pension Equalization Plan as of December 31, 2002 for Mark E. Watson, III is 2.25 years, Byron L. LeFlore, Jr. is 0.6 years, Mark W. Haushill is 1 year, James M. Richter is 0.6 years, and Charles W. Weaver - none.

INDEMNIFICATION

    Under its Certificate of Incorporation, Argonaut Group is obligated to indemnify its directors and officers to the fullest extent permitted by Delaware law. The Certificate of Incorporation makes such indemnification rights contract rights and entitles directors and officers to initiate legal action against Argonaut Group to enforce such indemnification rights.

    Argonaut Group's Certificate of Incorporation also provides that, to the fullest extent permitted by Delaware law, a director shall not be liable to Argonaut or its stockholders for monetary damages for breach of fiduciary duty as a director. However, the Certificate of Incorporation does not eliminate a director's liability for breach of the duty of loyalty, acts or omissions not in good faith, certain payments not permitted under Delaware General Corporation Law, or transactions in which the director derives an improper benefit.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company believes that during 2002 all reports for the Company's executive officers and directors that were required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Act") were timely filed.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this proxy statement, in whole or in part, this Compensation Committee Report on Executive Compensation and the Performance Graph on page 14 shall not be incorporated by reference into any such filings.

GENERAL

    The Argonaut Group Board of Directors has established a Compensation Committee with authority to set all forms of compensation of the Company's executive officers, except the grant of stock options and restricted shares. The full Board retains authority to administer stock options and restricted shares under the terms of the Amended and Restated Stock Incentive Plan (including any successor plan) and makes the determination of persons to whom options and restricted shares may be granted.

COMPENSATION PHILOSOPHY

    The Board's compensation philosophy is to reward executive officers for the achievement of short and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term shareholder value. Also, to ensure that Argonaut is strategically and competitively positioned for the future, the Compensation Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow the Company to attract, motivate, and retain talented executive officers who contribute to the long-term success of the Company. The compensation of the chief executive officer and other executive officers of the Company comprises cash compensation and long-term incentive compensation in the form of stock options and restricted shares.

TOTAL COMPENSATION FOR EXECUTIVES

    For 2002, the Company's total compensation for executive officers consists of the following components: base salary, annual incentives, and long-term incentives. In setting 2002 compensation, the Committee considered the specific factors discussed below:

Base Salary

    In setting the executive officers base salaries for 2002, the Committee considers the performance of the executive officers' respective business units, as well as individual performance. Base salaries are targeted to approximate the average base salaries paid to executives of similar companies for each position. To ensure that each executive is paid appropriately, the Committee considers the executive's level of responsibility, prior experience, overall knowledge, contribution to business results, executive pay for similar positions in other companies, and executive pay within the Company.

Annual Incentives

    While annual incentive awards paid to executive officers are discretionary, the Committee has established specific goals for each executive officer to measure both individual performance and business results. In particular, the Committee considers the performance of the executive officer's business unit as well as individual success in achieving specific personal goals. Targets for measuring both business unit results and achievement of personal goals are set at the beginning of the year, after review by the officer's immediate superior and the Committee. Areas considered include achieving specific objectives such as operating income, net cash flow from operations, profitable new business, retention of current business, and the efficient operation of the executive officer's department. Bonuses are generally awarded in April of a given year for results in the preceding year. There will be no bonuses paid to listed executives for 2002.

Long-Term Incentives

    Long-term incentives are provided in accordance with the Amended and Restated Stock Incentive Plan. The purpose of the Amended and Restated Stock Incentive Plan is to provide executive officers with the incentive to maximize stockholder value by creating a direct link between executive compensation and long-term stockholder return. The Board meets to discuss the grant of stock options and restricted shares at least annually, with each executive officer being considered for an award periodically at the sole discretion of the Board.

    In determining the amount of stock options and restricted shares, if any, to be granted in a fiscal year, the Board considers the same factors set forth above, as well as the amount of stock options and restricted shares previously granted.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Watson's annual base salary for 2002 was $440,000. He received a stock option award of 100,000 options granted on August 6, 2002. In determining Mr. Watson's compensation, the Committee considered the factors set forth above including his contribution to business results and to positioning the Company to pursue long-range operating objectives, and the compensation of others in the industry in comparable positions.

                                           COMPENSATION COMMITTEE:

                                           John R. Power, Jr., Chairman
                                           Hector DeLeon
                                           Judith R. Nelson
                                           Gary V. Woods
                                           George A. Roberts



                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

    The following non-employee directors, Messrs. Power, Roberts, Woods and Ms. Nelson were members of the Compensation Committee of the Company at December 31, 2002. The entire Board of Directors administered the Company's Stock Incentive Plan during the fiscal year ended December 31, 2002.

FAYEZ SAROFIM & CO.

    The Company and Fayez Sarofim & Co. ("Investment Manager") are parties to an agreement dated November 11, 1995 (the "Investment Management Agreement"), whereby the Investment Manager has agreed to make investment decisions with respect to and otherwise manage certain funds deposited by the Company for that purpose. The Investment Manager is owned 100% by the Sarofim Group, Inc. the majority of which is owned by Fayez Sarofim, a director of the Company. The Company has deposited $100 million into the managed account. Under the Investment Management Agreement, the Investment Manager is entitled to a fee, calculated and payable quarterly, based upon a graduated schedule with a maximum rate of 0.75% and a minimum rate of 0.20%. The average fee as of December 31, 2002 was approximately 0.33% per annum of the market value of the currently managed equity assets, and 0.20% per annum of the market value of fixed income assets. Currently no fixed assets are being managed. The Investment Management Agreement does not have a specified term but is terminable by either party at any time on 30 days advance written notice. Argonaut Group paid Fayez Sarofim & Co. $517,046 for services provided in 2002.

    The Company believes that the transactions described above have been entered into on terms no less favorable than could have been negotiated with non-affiliated third parties.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The following Report of the Audit Committee concerns the Committee's activities regarding oversight of the Company's financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

    The Audit Committee is comprised solely of independent directors and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

     As set forth in more detail in its charter, the Audit Committee's purpose is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young, LLP ("E&Y"), the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

    The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

    Among other matters, the Audit Committee monitors the activities and performance of Argonaut Group's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

    The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met 9 times during 2002 and 2003 in relation to the year ended December 31, 2002.

    In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

    The Committee, among other things, discussed with E&Y matters relating to its independence, including its letter and the written disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

    Finally, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

    On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE:
                                            Judith R. Nelson, Chairman
                                            Jerrold V. Jerome
                                            John R. Power, Jr.

                                PERFORMANCE GRAPH

    The graph below compares the yearly percentage change in the cumulative total stockholder return on the Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Index and the SNL Property Casualty Insurance Index. The graph assumed $100 invested on December 31, 1997 in stock of the Corporation and the companies on each of these indices.

    Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                (GRAPHIC OMITTED)

                                                                             PERIOD ENDING
                                              --------------------------------------------------------------------------------
INDEX                                         12/31/97     12/31/98     12/31/99      12/31/00        12/31/01        12/31/02
-------------                                 --------     ---------    --------      --------        --------        --------
Argonaut Group, Inc.                           100.00        76.25        65.95         76.46           77.12           59.98
S&P 500                                        100.00       128.55       155.60        141.42          124.63           96.95
SNL Property & Casualty Insurance Index        100.00        96.78        71.96        103.21          102.98           96.59


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

AUDIT FEES

    The aggregate fees billed to the Company by E&Y for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2002 and the review of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 were $729,828.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

    There were no fees billed to the Company by E&Y for professional services rendered for financial information systems design and implementation for the year ended December 31, 2002.

ALL OTHER FEES

    In addition to the fees listed above, for the year ended December 31, 2002, E&Y billed the Company: (a) $388,800 for consultations related to regulatory matters, reinsurance transactions, reserve valuation and real estate transactions; (b) $62,500 for employee benefit and other regulatory audit engagements; and (c) $426,463 for tax consultation including an analysis of the transaction costs related to the acquisition of Front Royal, Inc. and services in connection with the recovery of AMT paid in 1998. Other than the fees listed above there were no fees billed to the Company by E&Y for services rendered for the year ended December 31, 2002.

    The Audit Committee has considered whether the provision of services, other than audit services, to the Company by E&Y is compatible with maintaining E&Y's independence.

                                    FORM 10-K

    Enclosed with the mailing of this proxy statement, the Company is furnishing to each of its stockholders a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2002. Stockholders entitled to vote at the Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the year ended 2002, without charge, upon written request to Byron L. LeFlore, Jr., Secretary, Argonaut Group, Inc., 10101 Reunion Place, Suite 500, San Antonio, Texas 78216. The Company's Annual Report on Form 10-K for the year ended 2002 is also available on the Company's website at www.argonautgroup.com.


                        STOCKHOLDER PROPOSALS AT THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

    In accordance with rules established by the Securities Exchange Commission, any stockholder proposal submitted pursuant to Rule 14a-8 intended for inclusion in the proxy statement and form of proxy for next year's annual meeting of stockholders must be received by Argonaut Group no later than December 6, 2003. Proposals should be submitted to Byron L. LeFlore, Jr., Secretary, Argonaut Group, Inc., 10101 Reunion Place, Suite 500, San Antonio, Texas 78216. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the Securities Exchange Commission and must be a proper subject for stockholder action under Delaware law.

                                  OTHER MATTERS

    The management of the Company knows of no other matters which may come before the Annual Meeting. However, if any matters other than the election of directors should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

                                             By Order of the Board of Directors

                                             Byron L. LeFlore, Jr.
                                             Secretary
April 16, 2003

                                     PROXY

                              ARGONAUT GROUP, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 APRIL 16, 2003



The undersigned stockholder of Argonaut Group, Inc. (the "Company") hereby appoints MARK E. WATSON III and BYRON L. LEFLORE, JR., and each of them, with the full power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote as specified herein, all shares of Common Stock or Series A Mandatory Convertible Preferred Stock of the Company held of record by the undersigned on April 11, 2003 at the 2003 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 14, 2003 at 10:30 a.m. at Hotel Valencia Riverwalk
San Antonio, 150 E. Houston Street, San Antonio, TX 78205, and any adjournments or postponements thereof.


-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

                              VOTER CONTROL NUMBER
                        --------------------------------


                        --------------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

------------------------------------------    ------------------------------------------

        VOTE-BY-INTERNET     [Computer              VOTE-BY-TELEPHONE      [Telephone
                              Graphic]                                      Graphic]
1. LOG ON TO THE INTERNET                     1. CALL TOLL FREE
   AND GO TO                               OR    1-877-PRX-VOTE (1-877-779-8683)
   HTTP://www.eproxyvote.com/agii

2. ENTER YOUR VOTER CONTROL NUMBER LISTED     2. ENTER YOUR VOTER CONTROL NUMBER LISTED
   ABOVE AND FOLLOW THE EASY STEPS               ABOVE AND FOLLOW THE EASY RECORDED
   OUTLINED ON THE SECURED WEBSITE.              INSTRUCTIONS.

------------------------------------------    ------------------------------------------
  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1 and 2. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 16, 2003.

1. Election of Directors.

NOMINEES: (01) Hector DeLeon, (02) Jerrold V. Jerome, (03) Judith R. Nelson,
          (04) John R. Power, Jr., (05) George A. Roberts,
          (06) Fayez S. Sarofim, (07) Mark E. Watson III, and
          (08) Gary V. Woods.

                  FOR                        WITHHELD
                  ALL     [ ]          [ ]   FROM ALL
               NOMINEES                      NOMINEES



           [ ]
               __________________________________________
                 For all nominees except as noted above

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                  FOR         AGAINST       ABSTAIN

                  [ ]           [ ]           [ ]


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]


Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.



Signature:                 Date:           Signature:           Date:
          ----------------      ----------           ----------      --------